SUPPLEMENT TO THE FIDELITY MASSACHUSETTS MUNICIPAL FUNDS
MARCH 22, 1999
STATEMENT OF ADDITIONAL INFORMATION

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 11.

       SOURCES OF LIQUIDITY OR CREDIT SUPPORT.    Issuers may employ
various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

   THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION FOR     SPARTAN
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND    BEGINNING ON PAGE 2.

   For purposes of normally investing at least 65% of the fund's total assets in municipal securities whose interest is exempt from Massachusetts personal income tax, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

   THE FOLLOWING INFORMATION SUPPLEMENTS INFORMATION FOUND IN THE
"INVESTMENT POLICIES AND LIMITATIONS" SECTION FOR     FIDELITY
MASSACHUSETTS MUNICIPAL MONEY MARKET FUND    BEGINNING ON PAGE 3.

   For purposes of normally investing at least 65% of the fund's total assets in municipal securities whose interest is exempt from Massachusetts personal income tax, FMR interprets "total assets" to exclude collateral received for securities lending transactions.

THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (II)
FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF SPARTAN MASSACHUSETTS MUNICIPAL MONEY MARKET FUND ON PAGE 2.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (II)
FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF FIDELITY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND BEGINNING ON PAGE 3.

(ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)).

THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (IV)
FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION OF SPARTAN MASSACHUSETTS MUNICIPAL INCOME FUND ON PAGE 5.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)).

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE "PERFORMANCE COMPARISONS" SECTION ON PAGE 23.

Spartan Massachusetts Municipal Income may compare its performance to that of the Lehman Brothers Massachusetts Enhanced Municipal Bond Index, a market capitalization-weighted index of Massachusetts investment-grade municipal bonds with maturities of one year or more. Issues included in the index have been issued as part of an offering of at least $20 million, have an outstanding par value of at least $2 million, and have been issued after December 31, 1990.

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE 1ST PARAGRAPH IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION ON PAGE 32.

Each fund has entered into a transfer agent agreement with Citibank, N.A., which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank, N.A. provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank, N.A. in turn has entered into sub-transfer agent agreements with FSC, an affiliate of FMR. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank, N.A.

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE 8TH PARAGRAPH IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION BEGINNING ON PAGE 32.

In addition, Citibank, N.A. receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE 10TH PARAGRAPH IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION ON PAGE 33.

Each fund has also entered into a service agent agreement with Citibank, N.A. Under the terms of the agreements, Citibank, N.A. provides pricing and bookkeeping services for each fund. Citibank, N.A. in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank, N.A.

THE FOLLOWING REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUSTS" SECTION BEGINNING ON PAGE 33.

CUSTODIAN. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.